UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

Sucampo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33609	30-0520478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 King Farm Blvd, Suite 550

Rockville, Maryland 20850

(Address of principal executive offices, including zip code)

(301) 961-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Sucampo Pharmaceuticals, Inc. is filing this Current Report on Form 8-K/A to correct the labeling of the following line items presented in the Consolidated Statements of Operations and Comprehensive Income (Loss) contained within the November 1, 2017 earnings release: “Impairment of in-process research and development”, “General and administrative”, and “Selling and marketing”. For clarification, this filing is to correct the presentation in the earnings release only; the values reported in the Company’s Quarterly Report on Form 10-Q were correct.

Item 2.02  Results of Operations and Financial Condition

On November 1, 2017,  Sucampo Pharmaceuticals, Inc. issued its original earnings release for the quarter ended September 30, 2017. On November 2, 2017, it issued a revised release correcting the labeling of certain line items presented in the Consolidated Statements of Operations and Comprehensive Income (Loss) in the original release. A copy of the corrected earnings release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99.1    Revised press release issued by the Company on November 2, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

Date: November 2, 2017	By:	/s/ Peter Pfreundschuh
Name: Peter Pfreundschuh
Title: Chief Financial Officer